                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2004

                             MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)

          DELAWARE                 000-50250               13-4172551
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)

              2000 PURCHASE STREET
               PURCHASE, NEW YORK                   10577
    (Address of principal executive offices)     (Zip Code)

                                 (914) 249-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

      Exhibit 99.1 Press Release of MasterCard International Incorporated, dated August 2, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

      Set forth below are tables that provide information regarding the performance results for the three and six months ended June 30, 2004 for the payment programs of MasterCard International Incorporated and MasterCard Europe sprl (collectively, "MasterCard"), the principal operating subsidiaries of MasterCard Incorporated. In addition, set forth below are tables that provide information regarding MasterCard's payment programs for the years ended December 31, 2003 and 2002, in each case restated to present the information on the same basis as the information in the tables for the three and six months ended June 30, 2004.

      The tables set forth the gross dollar volume ("GDV"), purchase volume, cash volume and the number of purchase transactions, cash transactions, accounts and cards on a regional basis for MasterCard(R)-branded and MasterCard Electronic(TM)-branded cards. Growth rates over prior periods are provided for volume-based data.

                                                       FOR THE 3 MONTHS ENDED JUNE 30, 2004
                       ------------------------------------------------------- ---------------------------------------------------
                                            PURCHASE               PURCHASE      CASH                CASH
ALL PROGRAMS EXCEPT       GDV      GROWTH    VOLUME      GROWTH  TRANSACTIONS   VOLUME     GROWTH TRANSACTIONS  ACCOUNTS   CARDS
ON-LINE DEBIT PROGRAMS (BILLIONS)  (LOCAL)  (BILLIONS)  (LOCAL)   (MILLIONS)  (BILLIONS)  (LOCAL)  (MILLIONS)  (MILLIONS)(MILLIONS)
---------------------- ----------  -------  ----------  -------  -----------  ----------  ------- -----------  --------------------
South Asia / Middle
 East Africa            $   3.7     27.0%     $  2.6      28.9%         43.7      $ 1.1     22.7%       9.5        9.2       11.0
Asia / Pacific             55.0      2.5%       36.6      15.5%        396.0       18.3    -16.3%      57.6      113.7      125.1
Europe                     93.9     12.8%       71.4      12.8%        978.7       22.5     12.8%     186.2       93.3      105.8
Latin America              15.7     30.9%        7.0      26.7%        199.8        8.7     34.4%      77.2       40.7       51.0
Canada                     12.0     13.0%       10.0      14.8%        150.7        2.0      4.5%       4.7       21.8       28.0
United States             168.7      7.2%      129.4       8.8%      1,817.6       39.3      2.3%     139.6      264.1      317.5
Worldwide                 349.0      9.2%      257.1      11.7%      3,586.4       91.9      2.7%     474.8      542.8      638.3

CREDIT PROGRAMS
United States             134.2      6.4%      106.7       8.3%      1,278.5       27.5     -0.3%      18.1      213.0      262.0
Worldwide                 285.9     10.6%      221.1      12.7%      2,804.7       64.8      3.7%     208.5      469.1      554.4

OFF-LINE DEBIT PROGRAMS
United States              34.5     10.7%       22.8      11.6%        539.1       11.8      9.1%     121.5       51.1       55.4
Worldwide                  63.1      3.3%       36.0       5.5%        781.8       27.1      0.4%     266.3       73.7       83.9


                                                           FOR THE 6 MONTHS ENDED JUNE 30, 2004
                       -------------------------------------------------------------------------------------------------------------
                                              PURCHASE            PURCHASE        CASH                CASH
ALL PROGRAMS EXCEPT       GDV       GROWTH     VOLUME   GROWTH  TRANSACTIONS     VOLUME    GROWTH  TRANSACTIONS  ACCOUNTS   CARDS
ON-LINE DEBIT PROGRAMS (BILLIONS)  (LOCAL)   (BILLIONS) (LOCAL)  (MILLIONS)    (BILLIONS)  (LOCAL)  (MILLIONS)  (MILLIONS)(MILLIONS)
---------------------- ----------  -------   ---------- ------- -------------  ----------  ------- -----------  --------------------
South Asia / Middle
 East Africa            $  7.1       27.3%     $  4.9    27.2%          87.4   $    2.1     27.4%      18.5        9.2       11.0
Asia / Pacific           110.4       -0.3%       73.2    13.1%         775.2       37.2    -19.2%     110.8      113.7      125.1
Europe                   182.7       13.0%      139.4    13.6%       1,868.0       43.2     11.3%     358.6       93.3      105.8
Latin America             30.7       30.8%       13.5    25.3%         385.9       17.2     35.6%     150.2       40.7       51.0
Canada                    22.8       13.1%       19.0    13.9%         282.1        3.9      9.5%       9.1       21.8       28.0
United States            327.1        7.6%      250.3    10.6%       3,498.6       76.8     -1.2%     265.5      264.1      317.5
Worldwide                680.8        8.8%      500.4    12.4%       6,897.1      180.4     -0.1%     912.6      542.8      638.3

CREDIT PROGRAMS
United States            260.9        7.2%      206.3    10.0%       2,457.2       54.6     -2.5%      36.2      213.0      262.0
Worldwide                558.9       10.3%      430.6    13.5%       5,387.6      128.3      0.7%     403.4      469.1      554.4

OFF-LINE DEBIT PROGRAMS
United States             66.2        9.2%       43.9    13.2%       1,041.4       22.2      2.1%     229.4       51.1       55.4
Worldwide                121.9        2.5%       69.8     6.0%       1,509.5       52.1     -1.8%     509.3       73.7       83.9


                                                          FOR THE YEAR ENDED DECEMBER 31, 2003
                        ---------------------------------------------------------------------------------------------------------
                                            PURCHASE  PURCHASE    PURCHASE     CASH                CASH
ALL PROGRAMS EXCEPT        GDV     GROWTH    VOLUME    GROWTH   TRANSACTIONS  VOLUME    GROWTH  TRANSACTIONS  ACCOUNTS    CARDS
ON-LINE DEBIT PROGRAMS  (BILLIONS) (LOCAL)  (BILLIONS) (LOCAL)   (MILLIONS) (BILLIONS) (LOCAL)   (MILLIONS)  (MILLIONS) (MILLIONS)
----------------------  ---------- -------  ------------------  ----------- ---------- -------  -----------  ---------- ---------
South Asia / Middle
  East Africa           $     11.3   18.1%   $   8.0     17.9%         158.3  $     3.4     18.6%      31.8        8.4        9.8
Asia / Pacific               213.0   -9.0%     128.9      1.2%       1,441.0       84.2    -21.2%     197.1      110.5      122.2
Europe                       315.9   13.4%     240.0     14.3%       3,526.6       75.9     10.7%     707.4       89.4      100.0
Latin America                 53.0   31.3%      24.0     20.3%         689.5       29.0     42.0%     269.8       38.0       47.7
Canada                        41.7   14.7%      34.7     14.9%         539.9        7.0     13.7%      17.8       20.2       26.6
United States                636.6    5.7%     481.1      8.9%       6,840.2      155.5     -2.9%     557.6      263.9      319.9
Worldwide                  1,271.6    5.9%     916.6      9.6%      13,195.6      355.0     -2.7%   1,781.6      530.3      626.2

CREDIT PROGRAMS
United States                514.5    5.9%     399.6      7.3%       4,889.9      114.9      1.3%      82.1      215.8      266.7
Worldwide                  1,034.9    5.1%     783.1      9.0%      10,253.8      251.8     -5.2%     688.9      458.4      543.3

OFF-LINE DEBIT PROGRAMS
United States                122.2    5.1%      81.5     17.2%       1,950.3       40.6    -13.1%     475.5       48.1       53.2
Worldwide                    236.7    9.2%     133.4     13.7%       2,941.8      103.2      3.8%   1,092.7       72.0       82.9




                                                             FOR THE YEAR ENDED DECEMBER 31, 2002
                         -----------------------------------------------------------------------------------------------------------
                                              PURCHASE             PURCHASE      CASH                CASH
ALL PROGRAMS EXCEPT         GDV     GROWTH     VOLUME    GROWTH  TRANSACTIONS   VOLUME     GROWTH TRANSACTIONS  ACCOUNTS     CARDS
ON-LINE DEBIT PROGRAMS   (BILLIONS) (LOCAL)  (BILLIONS) (LOCAL)   (MILLIONS)  (BILLIONS)  (LOCAL)  (MILLIONS)  (MILLIONS) (MILLIONS)
----------------------   ---------- -------  ---------- -------  ------------ ----------  ------- -----------  ---------- ----------
South Asia / Middle
  East Africa            $      7.9    22.9% $      5.6    23.4%       141.2      $ 2.4   21.7%     26.1           6.7        7.7
Asia / Pacific                223.2    10.6%      121.3     6.9%     1,304.9      101.9   15.4%    213.0         100.9      112.1
Europe                        241.9    14.7%      183.3    14.6%     3,104.7       58.6   15.0%    669.3          77.2       86.8
Latin America                  44.3    67.8%       21.6    16.9%       598.9       22.7  186.6%    219.6          35.2       44.4
Canada                         32.3    18.0%       26.8    18.2%       473.4        5.5   16.9%     16.8          18.5       24.3
United States                 602.2    16.2%      442.0    15.4%     6,245.0      160.2   18.3%    638.0         251.5      315.8
Worldwide                   1,151.8    16.2%      800.6    14.0%    11,868.1      351.3   21.4%  1,782.8         490.0      591.2

CREDIT PROGRAMS
United States                 485.9    15.3%      372.4    14.7%     4,569.7      113.5   17.5%     93.7         210.0      267.5
Worldwide                     945.7    14.1%      690.4    13.3%     9,269.7      255.2   16.3%    671.5         425.7      515.0

OFF-LINE DEBIT PROGRAMS
United States                 116.3    19.8%       69.5    19.4%     1,675.3       46.7   20.3%    544.3          41.5       48.3
Worldwide                     206.1    26.8%      110.1    18.6%     2,598.4       96.0   37.8%  1,111.4          64.3       76.2


      Maestro(R) and Cirrus(R) on-line debit transactions, Mondex(R) transactions and other branded transactions are not included in the preceding tables.

      For purposes of the tables: GDV represents purchase volume plus cash volume and includes the impact of balance transfers and convenience checks; purchase volume means the aggregate dollar amount of purchases made with MasterCard-branded cards for the relevant period; and cash volume means the aggregate dollar amount of cash disbursements obtained with MasterCard-branded cards for the relevant period. The number of cards includes virtual cards, which are MasterCard-branded payment accounts in connection with which functional cards are not generally issued.

      The MasterCard payment product is comprised of both credit programs and off-line debit programs, and certain data relating to each type of program is included in the tables. Credit programs include MasterCard-branded credit and charge programs. Off-line debit programs include MasterCard-branded debit programs where the primary means of cardholder validation at the point of sale is for cardholders to sign a sales receipt.

      Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which MasterCard volumes are reported. These exchange rates are calculated on a quarterly basis using the average exchange rate for each quarter. However, MasterCard reports period-over-period rates of change in GDV, purchase volume and cash volume solely on the basis of local currency information, in order to eliminate the impact of changes in the value of foreign currencies against the U.S. dollar in calculating such rates of change. Accordingly, the period-over-period rates of change set forth in the tables cannot be extrapolated directly by reference to dollar volume information presented by MasterCard for the current and historical periods.

      The data set forth in the GDV, purchase volume, purchase transactions, cash volume and cash transactions columns is derived from information provided by MasterCard members that is subject to logical and statistical verification by MasterCard and partial cross-checking against information provided by MasterCard's transaction processing systems. The data set forth in the accounts and cards columns is derived from information provided by MasterCard members and is subject to certain limited logical and statistical verification by MasterCard. All data is subject to revision and amendment by MasterCard's members subsequent to the date of its release.

      A portion of the data set forth in the accounts and cards columns reflects the impact of routine portfolio changes among members and other practices that may lead to over counting of the underlying data in certain circumstances.

      Period-over-period rates of change in GDV, purchase volume and cash volume for worldwide off-line debit and credit programs have been impacted by portfolio changes that resulted in the reclassification of certain volumes previously reported as off-line debit program volumes into credit program volumes. Accordingly, the rates of change in GDV, purchase volume and cash volume for worldwide off-line debit and credit programs may be adjusted in the future.

      The tables include information with respect to MasterCard-branded transactions that are not processed by MasterCard and transactions for which MasterCard does not earn revenues.

      Certain information in the preceding tables has been the subject of prior public release by MasterCard. The information in the preceding tables for the years ended December 31, 2003 and 2002 has been restated to conform to the presentation of information in the tables for the three and six months ended June 30, 2004 and to reflect revisions to certain historical statistical information provided by MasterCard's members subsequent to the previous release of this information by MasterCard.

      Attached also as Exhibit 99.1 is a press release issued by MasterCard International Incorporated, dated August 2, 2004, which further discusses the results of MasterCard's payment programs for the three and six months ended June 30, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MASTERCARD INCORPORATED

Date: August 2, 2004                          By: /s/ Noah J. Hanft
                                                  -----------------------------
                                                  Noah J. Hanft
                                                  General Counsel and Secretary